EXHIBIT 99.2

$15,000,000,000

CREDIT SUISSE FIRST BOSTON (USA), INC.

Medium-Term Notes

DISTRIBUTION AGREEMENT

June 25, 2004

Credit Suisse First Boston LLC

Eleven Madison Avenue

New York, New York 10010-3629

Ladies and Gentlemen:

1.  Introduction.  Credit Suisse First Boston (USA), Inc., a Delaware corporation (the “Issuer”), confirms its agreement with you (the “Distributor”) with respect to the issue and sale from time to time by the Issuer of its medium-term notes registered under the registration statement referred to in Section 2(a) (any such medium-term notes being hereinafter referred to as the “Securities”, which expression shall, if the context so admits, include any permanent global Security).  Securities may be offered and sold pursuant to Section 3 of this Agreement in an aggregate amount not to exceed the amount of Registered Securities (as defined in Section 2(a) hereof) registered pursuant to such registration statement reduced by the aggregate amount of any other Registered Securities sold otherwise than pursuant to Section 3 of this Agreement.  The Securities will be issued under a senior indenture, dated as of June 1, 2001 (the “Indenture”), between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee.

The Securities shall have the terms described in the Prospectus referred to in Section 2(a) as it may be amended or supplemented from time to time, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a “Pricing Supplement”).  Securities will be issued, and the terms thereof established, from time to time by the Issuer in accordance with the Indenture and the Procedures (as defined in Section 3(d) hereof).

2.  Representations and Warranties of the Issuer.  The Issuer represents and warrants to, and agrees with, the Distributor as follows:

(a)                                  A registration statement (No. 333-116241), including a prospectus, relating to $15,000,000,000 aggregate amount of securities of the Issuer, including the Securities (the “Registered Securities”) (including a prospectus which, as supplemented from time to time, shall be used in connection with sales of the Securities) has been filed with the Securities and Exchange Commission (the “Commission”) and has been declared effective under the Securities Act of 1933, as amended (the “Act”).  Such registration statement, as amended as of the Closing

Date (as defined in Section 3(e) hereof), is hereinafter referred to as the “Registration Statement”, and the prospectus included in such Registration Statement, as supplemented so as generally to describe the Securities and the terms of the offering of the Securities, including all material incorporated by reference therein, is hereinafter referred to as the “Prospectus”.  Any reference in this Agreement to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date and any reference in this Agreement to any amendment or supplement to the Prospectus shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date.  No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

(b)                                 On the effective date of the Registration Statement, such Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission (“Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the Closing Date, and at each of the times of acceptance and of delivery referred to in Section 6(a) hereof and at each of the times of amendment or supplementing referred to in Section 6(b) hereof (the Closing Date and each such time of amendment or supplement being herein sometimes referred to as a “Representation Date”), the Registration Statement and the Prospectus as then amended or supplemented will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Issuer by the Distributor specifically for use therein.

(c)                                  The Issuer has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

(d)                                 Each subsidiary of the Issuer has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Issuer has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Issuer, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(e)                                  The Indenture has been duly authorized, executed and delivered by the Issuer and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Securities have been duly authorized, and when the Securities have been delivered and paid for pursuant to this Agreement, the Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(f)                                    No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Issuer, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws.

(g)                                 The execution, delivery and performance of the Indenture and this Agreement do not, and the completion, execution and issuance of each particular Security in accordance with the Indenture, the sale by the Issuer of such Security in accordance with this Agreement and compliance with the terms and provisions thereof will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer or any subsidiary of the Issuer or any of their properties, or any agreement or instrument to which the Issuer or any such subsidiary is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject, or the charter or by-laws of the Issuer or any such subsidiary, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

(h)                                 This Agreement (including any agreement with respect to the offering and sale of particular Securities as contemplated by Section 3) has been duly authorized, executed and delivered by the Issuer.

(i)                                     Except as disclosed in the Prospectus, the Issuer and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Issuer and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(j)                                     The Issuer and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuer or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Issuer and its subsidiaries taken as a whole.

(k)                                  No labor dispute with the employees of the Issuer or any subsidiary exists or, to the knowledge of the Issuer, is imminent that might have a material adverse effect on the Issuer and its subsidiaries taken as a whole.

(l)                                     The Issuer and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Issuer or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Issuer and its subsidiaries taken as a whole.

(m)                               Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Issuer, any of its subsidiaries or any of their respective properties that, if determined adversely to the Issuer or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Issuer to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Issuer’s knowledge, contemplated.

(n)                                 The financial statements included in the Registration Statement and Prospectus present fairly the financial position of the Issuer and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in the Registration Statement present fairly the information required to be stated therein.

(o)                                 Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Issuer on any class of its capital stock.

(p)                                 The Issuer is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940.

(q)                                 Immediately after any sale of Securities by the Issuer hereunder or under any Terms Agreement (as defined in Section 3(a)(iii)), the aggregate amount of Securities which shall have been issued and sold by the Issuer hereunder or under any Terms Agreement and of any Registered Securities of the Issuer (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

3.  Appointment as Distributor; Agreement of Distributor; Solicitations.

(a)  (i)  Subject to the terms and conditions stated herein, the Issuer hereby appoints the Distributor as the agent of the Issuer for the purpose of soliciting or receiving offers to purchase the Securities to be issued by the Issuer during any Marketing Time.  For purposes of this Agreement “Marketing Time” shall mean any time when no suspension of solicitation of offers to purchase Securities pursuant to Section 3(c) or Section 4(c) shall be in effect or any time when either the Distributor shall own any Securities with the intention of reselling them or the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred.

(ii)                          So long as this Agreement shall remain in effect, the Issuer shall not, without the consent of the Distributor, solicit or accept offers to purchase Securities otherwise than to or through the Distributor; provided, however, that, subject to all of the terms and conditions of this Agreement, the foregoing shall not be construed to prevent the Issuer from selling at any time any Registered Securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Registered Securities; and provided, further, that the Issuer reserves the right from time to time (i) to sell Securities directly to an investor, and (ii) to accept a specific offer to purchase Securities solicited by a dealer other than the Distributor (each an “Other Dealer”), without obtaining the prior consent of the Distributor, provided that (x) the Issuer shall give the Distributor notice of its decision to accept such an offer to purchase Securities in advance of such acceptance and (y) any Other Dealer shall agree to be bound by and subject to the terms and conditions of this Agreement binding on the Distributor (including the commission schedule set forth on Exhibit B).

(b)  (i)  On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, the Distributor agrees, as the agent of the Issuer, to use reasonable efforts when requested by the Issuer to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus, as from time to time amended or supplemented.

(ii)                          The Distributor shall not have any obligation to purchase Securities from the Issuer; however, the Distributor may agree from time to time to purchase Securities as principal for resale to investors and other purchasers selected by the Distributor. Unless otherwise expressly agreed by the Issuer and the Distributor as contemplated by clause (v) below, each offer to sell Securities transmitted by the Distributor and accepted by the Issuer shall constitute acceptance of an offer to sell such Securities to the Distributor for resale. In addition, if so specified in a Terms Agreement executed by the Issuer and the Distributor, the Distributor shall act as representative of the several underwriters named in such Terms Agreement for resale of the Securities specified in such Terms Agreement upon the terms and subject to the conditions specified in such Terms Agreement, this Agreement and in the Prospectus, as supplemented by the applicable pricing supplement. It is understood that the Distributor and any underwriters for which it may act as representative propose that they will offer any Securities which they agree to purchase as principal for sale as set forth in the Prospectus, as supplemented by the applicable Pricing Supplement.

(iii)                       Upon acceptance by the Issuer of an offer by the Distributor to purchase Securities as principal, unless the Issuer and the Distributor execute a Terms Agreement substantially in the form of Exhibit A hereto (a “Terms Agreement”), any written confirmation or communication transmitted by the Distributor to the Issuer or, in the absence of a Terms Agreement or such other written confirmation or communication, the oral agreement with respect to the terms of the Securities and of their offer and sale evidenced by the offer communicated by the Distributor and accepted by the Issuer, in each case together with the provisions of this Agreement, shall constitute an agreement between the Distributor and the Issuer for the sale and purchase of such Securities (whether or not any Terms Agreement or other written confirmation or communication shall have been executed by the Issuer or the Distributor).  Each purchase of Securities by the Distributor shall, unless otherwise agreed, be at a discount from the principal amount of each such Security equivalent to the applicable commission set forth in Exhibit B hereto.

(iv)                      The Distributor is authorized to engage the services of any other brokers or dealers in connection with the offer or sale of Securities purchased by the Distributor as principal for resale to others and may reallow any portion of the discount received from the Issuer to such brokers or dealers.

(v)                         If expressly agreed by the Distributor and the Issuer, the Distributor will solicit offers to purchase Securities from the Issuer through the Distributor, acting as agent, in accordance with the provisions of this Agreement. In such event, the Distributor shall communicate to the Issuer, orally or in writing, each reasonable offer to purchase Securities received by it as agent; and the Issuer shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part.  The Distributor shall have the right, in its discretion reasonably exercised, without notice to the Issuer, to reject any offer to purchase Securities received by it as such agent, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. At the time of delivery of, and payment for, any Securities sold by the Issuer as a result of a solicitation made by, or offer to purchase received by, the Distributor, acting on an agency basis, the Issuer agrees to pay the Distributor a commission in accordance with the schedule set forth in Exhibit B hereto.

(vi)                      The  Distributor shall not have any responsibility for maintaining records with respect to the aggregate principal amount of Securities sold, or otherwise monitoring the availability of Securities for sale, under the Registration Statement.

(vii)                   No Security which the Issuer has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Issuer, until such Security shall have been delivered to the purchaser thereof against payment by such purchaser.

(c)                          Upon receipt of notice from the Issuer as contemplated by Section 4(c) hereof, the Distributor shall suspend its solicitation of offers to purchase Securities until such time as the Issuer shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 4(c) and shall have advised the Distributor that such solicitation may be resumed.

The Issuer reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. Upon receipt of at least one Business Day’s prior notice from the Issuer, the Distributor will forthwith suspend solicitation of offers to purchase Securities from the Issuer until such time as the Issuer has advised the Distributor that such solicitation may be resumed. For the purpose of the foregoing sentence, “Business Day” shall mean any day that is not a Saturday or Sunday, and that in The City of New York is not a day on which banking institutions generally are authorized or obligated by law or executive order to close.

(d)                         Administrative procedures respecting the sale of Securities (the “Procedures”) shall be agreed upon from time to time by the Distributor and the Issuer.  The initial Procedures, which are set forth in Exhibit C hereto, shall remain in effect until changed by agreement between the Issuer and the Distributor.  The Distributor and the Issuer agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures.  The Issuer will furnish to the Trustee a copy of the Procedures as from time to time in effect.

(e)                          The documents required to be delivered by Section 5 hereof shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York  10006, or at such other place as may be mutually agreed by the Issuer and the Distributor, not later than 9:30 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed by the Issuer and the Distributor, which in no event shall be later than the time at which the Distributor commences solicitation of purchases of Securities hereunder, such time and date being herein called the “Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the settlement date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Securities sold pursuant to an offering of Securities having identical terms (including the issue date) and terms of sale (whether or not set forth in a single Terms Agreement).

4.  Certain Agreements of the Issuer.  The Issuer agrees with the Distributor that it will furnish to Cleary, Gottlieb, Steen & Hamilton, counsel for the Distributor, one signed copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments and supplements thereto and that, in connection with each offering of Securities:

(a)                          The Issuer will prepare a Pricing Supplement with respect to any Securities to be offered and sold to or through the Distributor pursuant to this Agreement and, after approval of such Pricing Supplement by the Distributor, will file such Pricing Supplement with the Commission pursuant to and in accordance with Rule 424(b) under the Act.

(b)                         The Issuer will advise the Distributor promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Distributor a reasonable opportunity to comment on any such proposed amendment or supplement (other than any Pricing Supplement that relates to Securities not purchased through or by such Distributor), and if the Issuer effects any amendment or supplementation of the Registration Statement or the Prospectus to which the Distributor objects, the Distributor shall be relieved of its obligations under Section 3(b) to solicit offers to purchase Securities until such time as the Issuer shall have filed such further amendments or supplements such that the Distributor is reasonably satisfied with the Registration Statement and the Prospectus, as then amended or supplemented; and the Issuer will also advise the Distributor promptly of the filing and effectiveness of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)                          If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary at any such time to amend the Prospectus to comply with the Act, the Issuer will promptly notify the Distributor by telephone (with confirmation in writing) to suspend solicitation of offers to purchase the Securities and to cease making offers or sales of Securities which a Distributor may then own as principal; and if the Issuer shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Distributor by telephone (with confirmation in writing) and, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Notwithstanding the foregoing, if, at the time any such event occurs or it becomes necessary to amend the Prospectus to comply with the Act, the Distributor shall own any of the Securities with the intention of reselling them, or the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred, the Issuer, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Distributor’s consent to, nor its delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

(d)                         The Issuer will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.  In addition, on or prior to the date on which the Issuer makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Issuer proposes to describe, in a document filed pursuant to the Exchange Act, the Issuer will furnish the information contained or to be contained in such announcement to the Distributor, confirmed in writing and, subject to the provisions of subsections (a) and (b) of this Section, will cause the Prospectus to be amended or supplemented to reflect the information contained in such announcement. The Issuer also will furnish the Distributor with copies of all press releases or announcements to the general public.

(e)                          The Issuer will immediately notify the Distributor of any downgrading in the rating of any debt securities of the Issuer or any proposal to downgrade the rating of any debt securities of the Issuer by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), as soon as the Issuer learns of such downgrading, proposal to downgrade or public announcement.

(f)                            As soon as practicable, but not later than 16 months, after the date of each acceptance by the Issuer of an offer to purchase Securities hereunder, the Issuer will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Issuer’s most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance, which will satisfy the provisions of Section 11(a) of the Act.

(g)                         The Issuer will furnish to the Distributor copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents (including any Pricing Supplement), in each case as soon as available and in such quantities as are reasonably requested.

(h)                         The Issuer will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Distributor designates and will continue such qualifications in effect so long as required for the distribution.

(i)                             So long as any Securities are outstanding, the Issuer will furnish to the Distributor, (i) as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, if any, (ii) as soon as available, a copy of each report or definitive proxy statement of the Issuer filed with the Commission under the Exchange Act or mailed to stockholders, if any, and (iii) from time to time, such other information concerning the Issuer as the Distributor may reasonably request.

(j)                             The Issuer will pay, or reimburse the Distributor for, all expenses incident to the performance of its obligations under this Agreement and will reimburse the Distributor for any expenses (including fees and disbursements of counsel) incurred by it in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Distributor may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any filing fee incident to, and the reasonable fees and disbursements of counsel to the Distributor in connection with, review by the National Association of Securities Dealers, Inc. relating to the Securities, for expenses incurred by the Distributor in distributing the Prospectus and all supplements thereto (including any Pricing Supplement), any preliminary prospectuses and any preliminary prospectus supplements, for costs incurred by the Distributor in advertising any offering of Securities and for the Distributor’s reasonable expenses (including the reasonable fees and disbursements of counsel to the Distributor) incurred in connection with the establishment or maintenance of the program contemplated by this Agreement or otherwise in connection with the activities of the Distributor under this Agreement.

(k)                        Between the date on which the Distributor agrees to purchase Securities from the Issuer as principal for resale and the date of delivery of such Securities, the Issuer will not offer or sell, or enter into any agreement to sell, pledge, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any of its debt securities (other than such Securities) in the United States, other than borrowings under the Issuer’s revolving credit agreements and lines of credit, the private placement of securities and issuances of its commercial paper, or publicly disclose the intention to make any such offer, sale, pledge or disposition or filing.

5.  Conditions of Obligations.  The obligations of the Distributor, as agent of the Issuer, under this Agreement at any time to solicit offers to purchase the Securities and to purchase Securities from the Issuer as principal is subject to the accuracy, on the date hereof, on each Representation Date and on the date of each such solicitation, of the representations and warranties of the Issuer herein, to the accuracy, on each such date, of the statements of the Issuer’s officers made pursuant to the provisions hereof, to the performance, on or prior to each such date, by the Issuer of its obligations hereunder, and to each of the following additional conditions precedent:

(a)                          The Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall have been filed with the Commission in accordance with the Rules and Regulations and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer or the Distributor, shall be contemplated by the Commission.

(b)                         Neither the Registration Statement nor the Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall contain any untrue statement of fact which, in the opinion of the Distributor, is material or omits to state a fact which, in the opinion of the Distributor, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)                          There shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuer or its subsidiaries which, in the judgment of the Distributor, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Issuer by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Distributor, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Distributor, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with solicitations of offers to purchase, or sales of, Securities.

(d)                         With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

(e)                          At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributor shall have received an opinion, dated the Closing Date, or such date of delivery, as the case may be, of the General Counsel of the Issuer to the effect that:

(i)                       The Issuer is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

(ii)                    The Indenture has been duly authorized, executed and delivered by the Issuer and has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(iii)                 Securities established on or prior to the date of such opinion have been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by this Agreement, such Security will constitute a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, it being understood that such counsel may (a) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, (b) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Issuer with such terms, will violate any applicable law, any agreement or instrument then binding upon the Issuer or any restriction imposed by any court or governmental body having jurisdiction over the Issuer, and (c) state that as of the date of such opinion a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment;

(iv)                The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the Closing Date, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel has no reason to believe that such Registration Statement as of its effective date, the Registration Statement or the Prospectus, as of the Closing Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

(v)                   No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Issuer, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the draft forms of Securities examined by such counsel would not require the Issuer to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Issuer to issue, sell and deliver such Security);

(vi)                The execution, delivery and performance of the Indenture, this Agreement and the issuance and sale of the Securities, and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any subsidiary of the Issuer or any of their properties or any material agreement or instrument to which the Issuer or any such subsidiary is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject, or the charter or by-laws of the Issuer or any such subsidiary, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the draft forms of Securities examined by such counsel will not cause the issuance, sale or delivery of such Security, the terms of such Security, or the compliance by the Issuer with such terms, to violate any of the court orders or laws specified in this paragraph or to result in a default under or a breach of any of the agreements specified in this paragraph); and

(vii)             This Agreement has been duly authorized, executed and delivered by the Issuer;

provided, however, that, in the case of each such opinion delivered pursuant to a Terms Agreement, (x) the statements contained in such opinion relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer’s acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities; (y) such opinion shall relate to the Securities being delivered on the date of such opinion and not to other Securities as well; and (z) in lieu of the opinion described in clause (iii), such opinion shall state that the Securities being delivered on the date of such opinion, when delivered against payment therefor as contemplated by this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions set forth in clause (iii) as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles, and will conform to the description thereof contained in the Prospectus as amended or supplemented at such date of delivery.

(f)                            At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributor shall have received a certificate, dated the Closing Date or such date of delivery, as the case may be, signed by any two of the chairman of the board of directors, the chief executive officer, the president, the chief financial officer, the chief administrative officer, the chief accounting officer and any Managing Director of the Issuer in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Issuer in this Agreement are true and correct, that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or such date of delivery, as the case may be, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and that subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus or as described in such certificate.  In the case of each such certificate delivered pursuant to a Terms Agreement, the statements contained in such certificate relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer’s acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities.

(g)                         At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributor shall have received a letter, dated the Closing Date or such date of delivery, as the case may be, of KPMG LLP, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

(i)                       in their opinion, the financial statements and schedules and summary of earnings, if any, examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published Rules and Regulations;

(ii)                    they have performed the procedures specified by the Public Company Accounting Oversight Board (United States) for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

(iii)                 on the basis of the review, if any, referred to in clause (ii) above, a reading of the latest available interim financial statements of the Issuer, inquiries of officials of the Issuer who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A)                    the unaudited financial statements, if any, and any summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

(B)                      if any unaudited “capsule” information is contained in the Prospectus, the unaudited consolidated net revenues, income before provision for income taxes and extraordinary items, net income or other amounts constituting such “capsule” information and described in such letter for the three-, six- and nine-month periods ended March 31, June 30 and September 30, respectively, included in the Prospectus, as applicable, do not agree with the corresponding amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

(C)                      at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement or the time of delivery of the Securities described in the Terms Agreement, as the case may be, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Issuer and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

(D)                     for the period from the closing date of the latest available income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net revenues, income before provision for income taxes and extraordinary items, net income or in the ratio of earnings to fixed charges and in the ratio of earnings to combined fixed charges and preferred stock dividends;

except in all cases set forth in clauses (C) and (D) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(iv)                they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Issuer and its subsidiaries subject to the internal controls of the Issuer’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

In the case of each such letter delivered pursuant to a Terms Agreement, the statements contained in such letter relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer’s acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities.

(h)                         At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributor shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Distributor, such opinion or opinions, dated the Closing Date or such date of delivery, as the case may be, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Distributor may require, and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(i)                             The Issuer shall have furnished to the Distributor or its counsel such further certificates and documents as the Distributor or such counsel requests.

The Issuer will furnish the Distributor with such conformed copies of such opinions,

certificates, letters and documents as it reasonably requests.

6.  Additional Covenants of the Issuer.  The Issuer agrees that:

(a)                          Each acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Securities as though made at and as of each such time, it being understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time.  Each such acceptance by the Issuer of an offer to purchase Securities shall be deemed to constitute an additional representation, warranty and agreement by the Issuer that, as of the date of delivery of such Securities to the purchaser thereof, after giving effect to the issuance of such Securities, of any other Securities to be issued on or prior to such delivery date and of any other Registered Securities to be issued and sold by the Issuer on or prior to such delivery date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Issuer will not exceed the amount of Registered Securities registered pursuant to the Registration Statement.

(b)                         Each time that the Registration Statement or the Prospectus shall be amended or supplemented through the filing with the Commission by the Issuer of an annual report on Form 10-K (or any amendment thereto), a quarterly report on Form 10-Q (or any amendment thereto) or (if requested by the Distributor at the time of such filing) a current report on Form 8-K or any other post-effective amendment to such Registration Statement or amendment or supplement to such Prospectus (other than a Pricing Supplement), the Issuer shall, unless otherwise waived by the Distributor, (A) concurrently with such amendment or supplement, if such amendment or supplement shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such amendment or supplement shall not occur at a Marketing Time, furnish the Distributor with a certificate, dated the date of delivery thereof, of the chairman of the board of directors, the chief executive officer, the president, the chief financial officer, the chief administrative officer, the chief accounting officer and any Managing Director of the Issuer, in form satisfactory to the Distributor, to the effect that the statements contained in the certificate covering the matters set forth in Section 5(f) hereof which was last furnished to the Distributor pursuant to this Section 6(b) are true and correct at the time of such amendment or supplement, as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(f); provided, however, that any certificate furnished under this Section 6(b) shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such certificate and, in the case of the matters set forth in Section 5(f), to the time of delivery of such certificate.

(c)                          At each Representation Date referred to in Section 6(b), the Issuer shall, unless otherwise waived by the Distributor, (A) concurrently if such Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, furnish the Distributor with a written opinion or opinions, dated the date of such Representation Date, of counsel for the Issuer, in form satisfactory to the Distributor, to the effect set forth in Section 5(e) hereof; provided, however, that to the extent appropriate such opinion or opinions may reconfirm matters set forth in a prior opinion delivered at the Closing Date or under this Section 6(c); provided further, however, that any opinion or opinions furnished under this Section 6(c) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date and shall state that the Securities sold in the relevant Applicable Period (as defined below) have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions set forth in clause (iii) of Section 5(e) hereof as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles, and conform to the description thereof contained in the Prospectus as amended or supplemented at the relevant date or dates for the delivery of such Securities to the purchaser or purchasers thereof.  For the purpose of this Section 6(c), “Applicable Period” shall mean with respect to any opinion delivered on a Representation Date the period commencing on the date as of which the most recent prior opinion delivered at the Closing Date or under this Section 6(c) speaks and ending on such Representation Date.

(d)                         At each Representation Date referred to in Section 6(b) on which the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, the Issuer shall cause KPMG LLP, unless otherwise waived by the Distributor, (A) concurrently if such Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, to furnish the Distributor with a letter, addressed jointly to the Issuer and the Distributor and dated the date of such Representation Date, in form and substance satisfactory to the Distributor, to the effect set forth in Section 5(g) hereof; provided, however, that to the extent appropriate such letter may reconfirm matters set forth in a prior letter delivered at the Closing Date or pursuant to this Section 6(d); provided further, however, that any letter furnished under this Section 6(d) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Issuer.

(e)                          On each date for the delivery of Securities to the purchaser thereof, the Issuer shall, if requested by the Distributor, furnish the Distributor with a written opinion  or opinions, dated the date of delivery thereof, of counsel for the Issuer, in form satisfactory to the Distributor, to the effect set forth in clauses (i), (ii) and (iii) of Section 5(e) hereof; provided, however, that any opinion furnished under this Section 6(e) shall relate to the Prospectus as amended or supplemented at such delivery date and shall state that the Securities being sold by the Issuer on such delivery date, when delivered against payment therefor as contemplated by this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions set forth in clause (iii) of Section 5(e) hereof as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles, and will conform to the description thereof contained in the Prospectus as amended or supplemented at such settlement date.

(f)                            The Issuer agrees that any obligation of a person who has agreed to purchase

Securities to make payment for and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Procedures, of the Issuer’s representation and warranty deemed to be made to the Distributor pursuant to the last sentence of subsection (a) of this Section 6, and (ii) the satisfaction, on such settlement date, of each of the conditions set forth in Sections 5(a), (b) and (c), it being understood that under no circumstance shall the Distributor have any duty or obligation to exercise the judgment permitted under Section 5(b) or (c) on behalf of any such person.

7.  Indemnification and Contribution.

(a)                          The Issuer will indemnify and hold harmless the Distributor against any losses, claims, damages or liabilities, joint or several, to which the Distributor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor for any legal or other expenses reasonably incurred by the Distributor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Issuer by the Distributor specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Distributor has notified the Issuer in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by the Distributor consists of the information described as such in subsection (b) below.

(b)                         The Distributor will indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by the Distributor specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Distributor has notified the Issuer in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by the Distributor consists of the following information in the Prospectus furnished on behalf of the Distributor: (i) the ninth paragraph under the caption “Plan of Distribution” relating to the Distributor’s market stabilization activities in the prospectus supplement; and (ii) the last paragraph under the caption “Plan of Distribution” in the prospectus supplement.

(c)                          Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

(d)                         If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Distributor on the other from the offering pursuant to this Agreement of the Securities which are the subject of the action or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Distributor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative benefits received by the Issuer on the one hand and the Distributor on the other shall be deemed to be in the same proportions as the total net proceeds from the offering pursuant to this Agreement of the Securities which are the subject of the action (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by the Distributor from the offering of such Securities pursuant to this Agreement.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Distributor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), the Distributor shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities which are the subject of the action and which were distributed to the public through it pursuant to this Agreement or upon resale of Securities purchased by it from the Issuer exceeds the amount of any damages which the Distributor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                          The obligations of the Issuer under this Section 7 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Distributor within the meaning of the Act; and the obligations of the Distributor under this Section 7 shall be in addition to any liability which the Distributor may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuer, to each officer of the Issuer who has signed the Registration Statement and to each person, if any, who controls the Issuer within the meaning of the Act.

8.  Status of the Distributor.  In soliciting offers to purchase the Securities from the Issuer pursuant to this Agreement and in assuming its other obligations hereunder (other than any obligation to purchase Securities pursuant to Section 3 hereof), the Distributor is acting solely as agent for the Issuer and not as principal.  In connection with the placement of any Securities by a Distributor, acting as agent, (a) the Distributor will make reasonable efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Securities from the Issuer has been solicited by the Distributor and accepted by the Issuer, but the Distributor shall have no liability to the Issuer in the event any such purchase is not consummated for any reason; and (b) if the Issuer shall default on its obligations to deliver Securities to a purchaser whose offer it has accepted, the Issuer (i) shall hold the Distributor harmless against any loss, claim or damage arising from or as a result of such default by the Issuer, and (ii) in particular, shall pay to the Distributor any commission to which it would be entitled in connection with such sale.

9.  Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Issuer or its officers and of the Distributor set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Distributor, the Issuer or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities.  If this Agreement is terminated pursuant to Section 10 or for any other reason or if for any reason the sale of Securities described in a confirmation or Terms Agreement referred to in Section 3 by the Issuer to the Distributor is not consummated, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(j) and the obligations of the Issuer under Sections 4(f) and, 4(i) and the respective obligations of the Issuer and the Distributor pursuant to Section 7 shall remain in effect.  In addition, if any such termination of this Agreement shall occur either (i) at a time when the Distributor shall own any of the Securities with the intention of reselling them or (ii) after the Issuer has accepted an offer to purchase Securities and prior to the related settlement, the obligations of the Issuer under the second sentence of Section 4(c), under Sections 4(a), 4(b), 4(d), 4(e), 4(g), 4(h) and 4(k) and, in the case of a termination occurring as described in (ii) above, under Sections 3(c), 6(a), 6(e) and 6(f) and under the last sentence of Section 8, shall also remain in effect.

10.  Termination.  This Agreement may be terminated for any reason at any time by the Issuer or by the Distributor upon the giving of one day’s written notice of such termination to the other party hereto; provided, however, that this Agreement may not be terminated by the giving of such notice following receipt by the Issuer of a confirmation or Terms Agreement referred to in Section 3 relating to the purchase of Securities by the Distributor and prior to delivery of the Securities described in such confirmation or Terms Agreement, unless the sale and purchase of Securities contemplated thereby is rejected by the Issuer in accordance with Section.  Any settlement with respect to Securities placed by the Distributor on an agency basis occurring after termination of this Agreement shall be made in accordance with the Procedures and the Distributor agrees, if requested by the Issuer, to take the steps therein provided to be taken by the Distributor in connection with such settlement.

11.  Sales of Securities Denominated in a Currency other than U.S. Dollars or of Indexed Securities.  If at any time the Issuer and the Distributor shall determine to issue and sell Securities denominated in a currency other than U.S. dollars, which other currency may include a currency unit, or with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, the Issuer and the Distributor may execute and deliver a supplement to this Agreement for the purpose of making any appropriate additions to and modifications of the terms of this Agreement (and the Procedures) applicable to such Securities and the offer and sale thereof.  The Issuer will not issue Securities denominated in Yen otherwise than in compliance with applicable Japanese laws, regulations and policies.  In particular, the Issuer or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in connection with the issue and offering of the Securities.

12.  Notices.  Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to Credit Suisse First Boston LLC shall be directed to it at Eleven Madison Avenue, New York, New York 10010-3629, Attention: Short and Medium Term Finance Department (Facsimile No. (212) 743-5825); and notices to the Issuer shall be directed to it at Eleven Madison Avenue, New York, New York 10010-3629, Attention: Corporate Treasury Department (Facsimile No.: (212) 325-8227); or in the case of either party hereto, to such other address or person as such party shall specify to the other party by a notice given in accordance with the provisions of this Section 12.  Any such notice shall take effect at the time of receipt.

13.  Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the officers and directors and controlling persons referred to in Section 7 and, to the extent provided in Section 6(f), any person who has agreed to purchase Securities from the Issuer, and no other person will have any right or obligation hereunder.

14. Counterparts.  This Agreement and any Terms Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15.  Applicable Law.  This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

The Issuer hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or any Terms Agreement or the transactions contemplated hereby or thereby.

16.  Amendments.  This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Issuer and the Distributor.

17.  Notice of New Registration Statement.  (a) Upon delivery by the Issuer to the Distributor of a properly executed notice in the form attached as Exhibit D hereto (a “Notice of New Registration Statement”) and subsequent confirmation and acceptance of such Notice of New Registration Statement by the Distributor, (a) the file number contained in the first sentence of Section 2(a) hereof shall thereafter be deemed to refer to the file number of the registration statement specified in such Notice of New Registration Statement (the “New Registration Statement”), (b) all references herein to the “Registration Statement” shall thereafter be deemed to refer to the New Registration Statement and (c) all references herein to the maximum aggregate amount of  Registered Securities registered pursuant to the Registration Statement, as specified in the heading of this Agreement and the first sentence of Section 2(a) hereof, shall be deemed as of the date of delivery of such Notice of New Registration Statement to refer to the new aggregate amount specified in such Notice of New Registration Statement, subject to reductions resulting from subsequent offers and sales of Securities (including other Registered Securities) as described in Section 1 hereof.

(b)                         The date on which the Distributor confirms and acknowledges a Notice of New Registration Statement delivered by the Issuer (the “Confirmation Date”) shall be a Representation Date, and all references herein to the “Closing Date” shall thereafter be deemed to refer to the Confirmation Date or such later date as may be mutually agreed by the Issuer and the Distributor, which in no event shall be later than the time at which the Distributor commences solicitation of Securities registered pursuant to the New Registration Statement.  Any documents required to be delivered on the Closing Date by Section 5 hereof shall be delivered at a place and time mutually agreed by the Issuer and the Distributor on such Confirmation Date or mutually agreed later date.

If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

Very truly yours,

CREDIT SUISSE FIRST BOSTON (USA), INC.

		By	/s/ Zev Kindler
		Name:	Zev Kindler
		Title:	Assistant Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:

CREDIT SUISSE FIRST BOSTON LLC

By	/s/ Helena Willner
Name:	Helena Willner
Title:	Director

EXHIBIT A

[FORM OF TERMS AGREEMENT]

CREDIT SUISSE FIRST BOSTON (USA), INC.

(“Issuer”)

Medium-Term Notes

Due Nine Months or More from Date of Issue

TERMS AGREEMENT

                           , 20

Credit Suisse First Boston (USA), Inc.
Eleven Madison Avenue
New York, New York 10010

Attention:  Treasury

Ladies and Gentlemen:

We offer to purchase, on and subject to the terms and conditions of the Distribution Agreement dated June 25, 2004 (the “Distribution Agreement”), the following Notes (“Notes”) on the following terms:

Title:

Currency or Currency Units:

Stated Maturity:

Authorized Denominations:

Principal Amount:

Public Offering Price:  [     %, subject to change by the undersigned – The Distributor proposes to reoffer the above Notes from time to time at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.]

Original Issue Discount Security:  Yes ☐  No ☐

Purchase Price (to be paid in [New York Clearing House (next day) —

immediately available] funds):       % [, plus accrued interest, if any, from the Trade Date to the Settlement Date]

Underwriting Discount (%):

In the case of Fixed Rate Notes, the interest rate and the Interest Payment Date or Dates and corresponding Regular Record Date or Dates and whether the maturity can be extended:

In the case of Floating Rate Notes, whether the Floating Rate Note is a regular Floating Rate Note, an Inverse Floating Rate Note or a Floating Rate/Fixed Rate Note, the Interest rate formula, Initial Interest Rate, the Index Maturity, the Spread or Spread Multiplier (if any), the maximum or minimum Interest rate limitations (if any), the Interest Reset Dates, the Interest Determination Dates, the Interest Reset Period, the Calculation Agent, the Calculation Dates, the Interest Payment Dates and the Regular Record Dates, in each case to the extent applicable:

In the case of an Index Principal Note or Indexed Interest Rate Note, the manner of determining the principal amount payable at the Maturity Date:

In the case of a Dual Currency Note, the Optional Payment Currency:

In the case of an Amortizing Note, the Amortization Schedule:

In the case of a Renewable Note, the Initial Maturity Date:

Redemption (option of the Issuer), if any:

Redemption Date(s):
Redemption Price(s)(%):
Notice Period:

Repayment (option of the Holder), if any:

Redemption Date(s):
Redemption Price(s)(%):
Notice Period:

Sinking Fund, if applicable:

Trade Date:

Settlement Date (Original Issue Date):

*      *      *      *      *

Details for Settlement

Book-entry Security

[Additional Purchase Information — to be completed by Distributor, if desired, to the extent available]

Exact name in which the Note or Notes are to be registered (“registered owner”):

Exact address of registered owner and, if different, the address for delivery of notices and payment of principal and any premium and interest:

Taxpayer identification number of registered owner:

Principal amount of each Note in authorized denominations to be delivered to registered owner:

Exchange rate applicable to purchase Foreign Currency Notes to be paid for in U.S. dollars:

*      *      *      *      *

Our agreement to purchase the Notes hereunder is subject to the conditions set forth in the Distribution Agreement, including the conditions set forth in paragraphs (e), (f), (g) and (h) of Section 5 thereof [, and [specify additional conditions, if any]].  If for any reason the purchase by the undersigned of the Notes is not consummated other than because of a default by the undersigned or a failure to satisfy a condition set forth in clause (iii), (iv),(v),(vi) and (vii) of Section 5(c) of the Distribution Agreement, the Issuer shall reimburse the undersigned for all out-of-pocket expenses reasonably incurred by the undersigned in connection with the offering of the Notes and not otherwise required to be reimbursed pursuant to Section 4 of the Distribution Agreement.

[Insert any additional agreements, conditions, etc.]

Unless the undersigned has received notification from the Issuer within [one Business Day (as defined in the Distribution Agreement)] that the Issuer does not agree to the terms set forth herein, this Terms Agreement shall constitute an agreement between the Issuer and the undersigned for the sale and purchase of the Notes upon the terms set forth herein and in the Distribution Agreement.

Very truly yours,

CREDIT SUISSE FIRST BOSTON LLC

By
Name:
Title:

Accepted and agreed to
as of the date set forth above.

CREDIT SUISSE FIRST BOSTON (USA), INC.

By
Name:
Title:

EXHIBIT B

CREDIT SUISSE FIRST BOSTON (USA) INC.

Medium-Term Notes

Due Nine Months or More from Date of Issue

Commission Schedule

Term	Commission Rate (as a percentage of principal amount)

9 months to less than 12 months	.125%

12 months to less than 18 months	.150

18 months to less than 2 years	.200

2 years to less than 3 years	.250

3 years to less than 4 years	.350

4 years to less than 5 years	.450

5 years to less than 6 years	.500

6 years to less than 7 years	.550

7 years to less than 10 years	.600

10 years to less than 15 years	.625

15 years to less than 20 years	.700

20 years to less than 30 years	.750

30 years and greater	To be negotiated

B-1

EXHIBIT C

CREDIT SUISSE FIRST BOSTON (USA) INC.

Medium-Term Notes

Due Nine Months or More from Date of Issue

Administrative Procedures

The Medium-Term Notes due nine months or more from date of issue (the “Notes”) are to be offered on a continuing basis by Credit Suisse First Boston (USA), Inc. (the “Issuer”). Credit Suisse First Boston LLC (the “Agent”) has agreed to use reasonable efforts to solicit offers to purchase the Notes.  The Agent may, but will not be obligated to, purchase Notes as principal for its own account.  The Notes are being sold pursuant to a Distribution Agreement, dated June 25, 2004 (the “Distribution Agreement”), between the Issuer and the Agent, and will be issued pursuant to an Indenture, dated as of June 1, 2001 (the “Indenture”), between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”).  The Notes will rank equally and ratably with all other unsecured and unsubordinated indebtedness of the Issuer and will have been registered under the Securities Act of 1933, as amended (the “Act”).  For a description of the terms of the Notes and the offering and sale thereof, see the sections entitled “Description of Notes”, “Special Provisions Relating to Foreign Currency Notes”, “Foreign Currency Risks”, “Certain United State Federal Income Tax Considerations”, “European Union Directive on Taxation of Savings Income” and “Plan of Distribution” in the Prospectus Supplement relating to the Notes, dated June 25, 2004, attached hereto and hereinafter referred to as the “Prospectus Supplement”, and the sections entitled “Description of Debt Securities” and “Plan of Distribution” in the Prospectus relating to the Notes, dated June 17, 2004, attached hereto and hereinafter referred to as the “Prospectus”.  Defined terms used but not defined herein shall have the meanings given to them in the Distribution Agreement, the Prospectus or the Prospectus Supplement.  To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Distribution Agreement, the relevant provisions of the Notes, Indenture and Distribution Agreement shall control.

The Notes will be represented by Global Notes delivered to The Depository Trust Company (“DTC”) or its nominee and recorded in the book-entry system maintained by DTC or such nominee (“Book-Entry Notes”).  Notes for which interest is calculated on the basis of a fixed interest rate are referred to herein as “Fixed Rate Notes”.  Notes for which interest is calculated at a rate or rates determined by reference to an interest rate formula are referred to herein as “Floating Rate Notes”.

Administrative procedures are explained below.  Administrative and record-keeping responsibilities will be handled for the Issuer by its Treasury Operations Department.  The Issuer will advise the Agent in writing of those persons handling administrative responsibilities with whom the Agent is to communicate regarding offers to purchase Notes and the details of their delivery.

Procedures for Establishing the Terms of the Notes

The Issuer and the Agent will discuss from time to time the price of and the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agent.  Once the Agent has recorded any indication of interest in Notes upon certain terms and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, the Issuer will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and, after approval from the Agent, will arrange to have the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Securities and Exchange Commission (the “Commission”) via the Commission’s EDGAR System pursuant to Rule 424(b) under the Act.*  No settlements with respect to Notes upon such terms may occur prior to such transmitting or filing and the Agent will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes upon such terms.  After such transmitting or filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of “Delivery of Prospectus” below.

Pricing Supplements delivered to the Agent will be sent to:

Credit Suisse First Boston LLC

Eleven Madison Avenue

New York, New York 10010

Attn: Helena Willner

Telephone:  (212) 325-7198

Telecopier: (212) 743-5825

If the Issuer decides to post rates and a decision has been reached to change interest rates, the Issuer will promptly notify the Agent.  The Agent will forthwith suspend solicitation of purchases.  At that time, the Agent will recommend and the Issuer will establish rates to be so “posted”.  Following establishment of posted rates and prior to the transmitting or filing described in the preceding paragraph, the Agent may only record indications of interest in purchasing Notes at the posted rates.  Once the Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Issuer, if the Issuer plans to accept an offer at the posted rate, the Issuer will prepare a Pricing Supplement reflecting such posted rate and, after approval from the Agent, will arrange to have the Pricing Supplement filed, or transmitted by a means reasonably calculated to result in filing with, the Commission via the Commission’s Edgar System pursuant to Rule 424(b) under the Act and will supply at least one copy of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the

*                                         If clause (b)(3) of Rule 424 is applicable, such filing shall be made no later than the fifth business day following the earlier of the date of determination of the settlement information described below or the date such Pricing Supplement is first used.  If clause (b)(2) or (b)(5) of Rule 424 is applicable, such filing shall be made no later than the second business day following the earlier of the date of determination of the settlement information or the date such Pricing Supplement is first used.

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Agent.  No settlements at the posted rates may occur prior to such transmitting or filing and the Agent will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes at the posted rates.  After such transmitting or filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of “Delivery of Prospectus” below.

Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation:  Amendment or Supplement

As provided in the Distribution Agreement, the Issuer may instruct the Agent to suspend solicitation of offers to purchase at any time, and upon receipt of at least one Business Day’s prior notice from the Issuer, the Agent will each forthwith suspend solicitation until such time as the Issuer has advised it that solicitation of offers to purchase may be resumed.

If the Agent receives the notice from the Issuer contemplated by Section 3(c) or 4(c) of the Distribution Agreement, it will promptly suspend solicitation and will only resume solicitation as provided in the Distribution Agreement.  If the Issuer is required, pursuant to Section 4(c) of the Distribution Agreement, to prepare an amendment or supplement, it will promptly furnish the Agent with the proposed amendment or supplement; if the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise the Agent and will furnish the Agent with the proposed amendment or supplement in accordance with the terms of the Distribution Agreement.  The Issuer will promptly file such amendment or supplement with the Commission, provide the Agent with copies of any such amendment or supplement, confirm to the Agent that such amendment or supplement has been filed with the Commission and advise the Agent that solicitation may be resumed.

Any such suspension shall not affect the Issuer’s obligations under the Distribution Agreement; and in the event that at the time the Issuer suspends solicitation of offers to purchase there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations.  The Issuer will in addition promptly advise the Agent and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Acceptance of Offers

The Agent will promptly advise the Issuer, at its option orally or in writing, of each reasonable offer to purchase Notes received by it, other than those rejected by the Agent.  The Agent may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part.  The Issuer will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part.  If the Issuer accepts or rejects an offer, in whole or in part, the Issuer will promptly so notify the Agent.

4

Confirmation

For each accepted offer, the Agent will issue a confirmation, in writing, to the purchaser, with a copy to the Issuer’s Treasury Operations Department, setting forth the Purchase Information (as defined below) and delivery and payment instructions; provided, however, that, in the case of the confirmation issued to the purchaser, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to below.

Determination of Settlement Date

The receipt of immediately available funds by the Issuer in payment for a Note and entry by the Agent of an SDFS deliver order through DTC’s Participant Terminal System to credit such Note to the account of a Participant (as defined below) purchasing, or acting for the purchase of, such Note, shall, with respect to such Note, constitute “settlement”.  All offers accepted by the Issuer will be settled on the third Business Day next succeeding the date of acceptance, unless otherwise agreed by the purchaser and the Issuer.  The settlement date shall be specified upon receipt of an offer to purchase.

Delivery of Prospectus

A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof (except as provided below) must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation provided for above and (ii) any Note purchased by such purchaser.  (For this purpose, entry of an SDFS deliver order through DTC’s Participant Terminal System to credit a Note to the account of a Participant purchasing, or acting for the purchaser of, a Note shall be deemed to constitute delivery of such Note.)   The Issuer shall ensure that the Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph.  If, since the date of acceptance of a purchaser’s offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations (the “Letter”) from the Issuer and the Trustee to DTC dated as of June 29, 2001, as supplemented by a Bring-Down Letter of Representations dated June 24, 2004, and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated as of December 2, 1988, as amended, and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).

5

Form, Denominations and Registration

All Book-Entry Notes of the same tenor and having the same issue date, will be represented initially by a single note (a “Global Note”) in fully registered form without coupons.  Unless otherwise stated in the applicable Pricing Supplement, Book-Entry Notes will represent Notes denominated in U.S. dollars.  Global Notes will be issued in denominations of $1,000 and integral multiples thereof.  Global Notes will be denominated in principal amounts not in excess of $500,000,000.  If one or more Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 would, but not for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $500,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Book-Entry Note or Notes.  In such a case, each of the Global Notes representing such Book-Entry note or Notes shall be assigned the same CUSIP number.  Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the security register maintained under the Indenture.  The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants.  The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

CUSIP Numbers

The Issuer has arranged with the CUSIP Service Bureau of Standard & Poor’s Corporation (the “CUSIP Service Bureau”) for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Global Notes representing Book-Entry Notes.  The Issuer has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Trustee and DTC.  The Trustee will assign CUSIP numbers serially to Global Notes as described below under “Details for Settlement”.  DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes.  The Trustee will notify the Issuer at the time when fewer than 100 of the reserved CUSIP numbers remain unassigned to the Global Notes; and the Issuer will reserve additional CUSIP numbers for assignment to Global Notes representing Book-Entry Notes.  Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Transfers and Exchanges for the Purpose of Consolidation

Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

6

The Trustee may upon notice to the Issuer deliver to DTC and the CUSIP Service Bureau at any time a written notice (a copy of which shall be attached to the Global Note resulting from such exchange) specifying (i) the CUSIP numbers of two or more outstanding Global Notes that represent Book-Entry Notes of the same tenor and having the same issue date, and for which interest (if any) has been paid to the same date, (ii) a date occurring at least thirty days after such written notice is delivered and at least thirty days before the next interest payment date (if any) for such Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number to be assigned to such replacement Global Note.  Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.  Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid.  On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

Notice of Interest Payment Dates and Regular Record Dates

To the extent then known, on the first Business Day of March, June, September and December of each year, the Trustee will deliver to the Issuer and DTC a written list of record dates and interest payment dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day.

Payments of Principal and Interest

(a)  Payments of Interest Only.  Promptly after each regular record date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest (to the extent determinable) to be paid on each Global Note on the following interest payment date (other than an interest payment date coinciding with maturity) and the total of such amounts.  The Issuer will confirm with the Trustee the amount payable on each Global Note on such interest payment date.  DTC will confirm the amount payable on each Global Note on such interest payment date by reference to the daily or weekly bond reports published by Standard & Poor’s Corporation.  The Issuer will pay to the Trustee the total amount of interest due on such interest payment date (other than at maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under “Manner of Payment”.

(b)  Payments at Stated Maturity.  On or about the first Business Day of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month (to the extent determinable).  The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the stated maturity of such Global Note.  The Issuer will pay to the Trustee, as the paying agent, the principal amount of such Global Note, together with interest due at such stated maturity.  Upon surrender of a Global Note, the Trustee will pay such amounts to DTC at the times and in the

7

manner set forth below under “Manner of Payment”.  If any stated maturity of a Global Note representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such stated maturity.  Promptly after payment to DTC of the principal and any interest due at the stated maturity of such Global Note, the Trustee will cancel such Global Note and return such Global Note to the Issuer in accordance with the terms of the Indenture.

(c)  Payment upon Redemption.  The Trustee will comply with the terms of the Letter with regard to redemptions or repayments of the Book-Entry Notes.  In the case of Book-Entry Notes stated by their terms to be redeemable prior to stated maturity, at least 40 calendar days (in the case of a redemption in whole) and at least 45 calendar days (in the case of a redemption in part) before the date fixed for redemption (the “Redemption Date”), the Issuer shall notify the Trustee of the Issuer’s election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed.  At least 15 calendar days but not more than 30 calendar days prior to the Redemption Date, the Trustee shall notify DTC of the Issuer’s election to redeem such Book-Entry Notes.  The Trustee shall notify the Issuer and DTC of the CUSIP numbers of the particular Book-Entry Notes to be redeemed either in whole or in part.  The Issuer, the Trustee and DTC will confirm the amounts of such principal and any premium and interest payable with respect to each such Book-Entry Note on or about the fifth Business Day preceding the Redemption Date of such Book-Entry Note.  The Issuer will pay the Trustee, in accordance with the terms of the Indenture, the amount necessary to redeem each such Book-Entry Note or the applicable portion of each such Book-Entry Note.  The Trustee will pay such amount to DTC at the times and in the manner set forth herein.  Promptly after payment to DTC of the amount due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Book-Entry Note redeemed in whole and shall deliver it to the Issuer with an appropriate debit advice.  If a Global Note is to be redeemed in part, the Trustee will cancel such Global Note and issue a Global Note which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the canceled Global Note.

(d)  Manner of Payment.  The total amount of any principal and interest due on Global Notes on any interest payment date or at Maturity shall be paid by the Issuer to the Trustee in immediately available funds on such date available for use as of 9:30 a.m., New York City time.  The Issuer will make such payment on such Global Notes by wire transfer to the Trustee.  The Issuer will confirm instructions regarding payment in writing to the Trustee.  Prior to 1:00 p.m., New York City time, on each maturity of a Book-Entry Note or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due at maturity on Book-Entry Notes.  On each interest payment date, interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC.  Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC.  NEITHER THE ISSUER NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH

8

PARTICIPANTS OF THE PRINCIPAL OF AND ANY PREMIUM AND INTEREST ON THE BOOK-ENTRY NOTES.

(e)  Withholding Taxes.  The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Details for Settlement

For each offer for Book-Entry Notes accepted by the Issuer, the Agent shall communicate to the Issuer’s Treasury Operations Department prior to 11:00 a.m., New York City time, on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business Day), by telephone, telex, facsimile transmission or other acceptable means, the following information (the “Purchase Information”):

1.                                       Principal amount of the Notes.

2.                                       Stated maturity of the Notes.

3.                                       In the case of Fixed Rate Notes, the interest rate and interest payment dates of the Notes and whether such Note is an amortizing Note, and, if so, the amortization schedule; in the case of Floating Rate Notes or indexed Notes, interest rate formula, the spread or spread multiplier (if any), the maximum or minimum interest rate limitation (if any), the calculation agent, the calculation dates, the initial interest rate, the interest payment dates, the regular record dates, the index maturity, the interest determination dates and the interest reset dates, in each case, to the extent applicable with respect to the Notes.

4.                                       Redemption and/or repayment provisions, if any, of the Notes.

5.                                       Trade date of the Notes.

6.                                       Settlement date (issue date) of the Notes.

7.                                       Agent’s commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

8.                                       Issue price.

9.                                       Currency or currency unit in which the Notes are to be denominated and exchange rate applicable to purchase

9

foreign currency Notes payable in U.S. dollars.

10.                                 Original issue discount, if any.

11.                                 Net proceeds to the Issuer.

12.                                 Whether the Issuer has the option to extend the stated maturity of the Note and if so, the extension period, and the final maturity of such Note.

13.                                 Whether the Note is a renewable Note, and if it is a renewable Note, the initial maturity date and the final maturity date.

14.                                 In the case of an indexed Note, any additional information relevant to determination of the amounts of principal (and premium, if any) or interest payable.

15.                                 Any additional applicable terms of the Notes.

The issue date of, and the settlement date for, Book-Entry Notes will be the same.  Before accepting any offer to purchase Book-Entry Notes to be settled in fewer than three Business Days, the Issuer shall verify that the Trustee will have adequate time to prepare and authenticate the Global Notes.

If the initial interest rate for a Floating Rate Note has not been determined at the time that the foregoing procedure is completed, the procedures described in the following two paragraphs shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 p.m., each New York City time, as the case may be, on the Business Day before the settlement date.

Immediately after receiving the details for each offer for Book-Entry Notes from the Agent and in any event no later than 12:00 Noon, New York City time, on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business Day), the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee.  Each such instruction given by the Issuer to the Trustee shall constitute a continuing representation and warranty by the Issuer to the Trustee and the Agent that (i) the issuance and delivery of such Note have been duly and validly authorized by the Issuer and (ii) such Note, when duly issued, shall constitute the valid and legally binding obligation of the Issuer.

Immediately after receiving the Purchase Information from the Issuer and in any event no later than 2:00 p.m., New York City time, on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business Day), the Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and will telephone the Issuer and advise the Issuer of such CUSIP number and, as soon thereafter as practicable, the Issuer shall notify the Agent of such CUSIP number.  The Trustee will enter a pending deposit

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message through DTC’s Participant Terminal System, providing settlement information to DTC (which shall route such information to Standard & Poor’s Corporation).  Standard & Poor’s Corporation will use the information received in the pending deposit message to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate daily or weekly bond report published by Standard & Poor’s Corporation.

Settlement; Global Note Delivery and Cash Payment

The Issuer will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Global Notes adequate to implement the program.  Upon the receipt of appropriate instructions from the Issuer, the Trustee will cause the Global Note to be completed and authenticated and hold the Global Note for delivery against payment.

Prior to 10:00 a.m., New York City time, on the settlement date, the Trustee will enter instructions through DTC’s Participant Terminal System, using the function MT II, and DTC will credit such Note to the Trustee’s participant account at DTC.  Prior to 2:00 p.m., New York City time, on the settlement Date, the Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Note to the Trustee’s participant account and credit such Note to the Agent’s participant account and (ii) debit the Agent’s settlement account and credit the Trustee’s settlement account for an amount equal to the price of such Note less such Agent’s commission (in accordance with SDFS operating procedures in effect on the settlement date).  The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Book-Entry Note has been executed, delivered and authenticated and (ii) the Trustee is holding such Global Note pursuant to the relevant Medium-Term Note Certificate Agreement between the Trustee and DTC.

Prior to 2:00 p.m., New York City time, on the settlement date unless the Agent is the end purchaser of such Note, the Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to such Agent’s participant account and credit such Note to the Participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note (in accordance with SDFS operating procedures in effect on the settlement date).

Transfers of funds are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

The Trustee, upon confirming receipt of such funds, will wire transfer the amount transferred to the Trustee, in funds available for immediate use, for the account of the Issuer, to account no. 38896033 at Citibank, N.A., (ABA No. 021000089) or such other account as the Issuer may have previously specified to the Trustee.

Unless the Agent is the end purchaser of such Note, such Agent will confirm the

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purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC’s institutional delivery system or by mailing a written confirmation to such purchaser.

Fails

If settlement of a Book-Entry Note is rescheduled or cancelled, the Issuer shall notify the Trustee, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled settlement date.

If the Agent or Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note, then upon written request (which may be evidenced by telecopy transmission) of the Issuer, the Trustee shall deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable, but no later than 2:00 p.m., New York City time, on any Business Day, a withdrawal message instructing DTC to debit such Note to the Trustee’s participant account.  DTC will process the withdrawal message, provided that the Trustee’s participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited.  If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note “cancelled”, make appropriate entries in the Trustee’s records and send such cancelled Global Note to the Issuer.  The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.  If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent may enter an SDFS deliver order through DTC’s Participant Terminal System debiting such Note to the Agent’s participant account and crediting such Note to the participant account of the Trustee and shall notify the Trustee and the Issuer thereof.  Thereafter, the Trustee (i) will immediately notify the Issuer, once the Trustee has confirmed that such Note has been credited to its participant account, and the Issuer shall immediately transfer by Fedwire (in immediately available funds) to the Agent an amount equal to the price of such Note which was previously sent by wire transfer to the account of the Issuer maintained at Citibank, N.A. and (ii) will deliver the withdrawal message and take the related actions described in the preceding paragraph.  Such debits and credits will be made on the settlement date, if possible, and in any event not later than 5:00 p.m., New York City time, on the following Business Day.  If the fail shall have occurred for any reason other than failure of the Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse

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the Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.  In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

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EXHIBIT D

[date]

Credit Suisse First Boston LLC

Eleven Madison Avenue

New York, New York 10010

Ladies and Gentlemen:

Re: Registration Statement on Form S-3 (No. [       ])

In accordance with the provisions of the Distribution Agreement among Credit Suisse First Boston (USA), Inc. (the “Registrant”) and Credit Suisse First Boston LLC dated June 25, 2004 and as supplemented and amended from time to time, we hereby notify you that a Registration Statement on Form S-3 (No. [      ]) relating to the Securities was filed by the Registrant with the U.S. Securities and Exchange Commission (the “Commission”) on [date], [also identify any amendments filed] (the “New Registration Statement”).  The New Registration Statement was declared effective by the Commission under the Securities Act of 1933, as amended, on [date].

Accordingly, the file number contained in the first sentence of Section 2(a) of the Distribution Agreement shall be hereafter deemed to refer to the file number of the New Registration Statement and all references in the Distribution Agreement to the “Registration Statement” shall be hereafter deemed to refer to the New Registration Statement.  Furthermore, all references in the Distribution Agreement to the maximum aggregate amount of Registered Securities registered pursuant to the Registration Statement, as specified in the heading of the Distribution Agreement and the first sentence of Section 2(a) of the Distribution Agreement, shall be hereafter deemed to refer to $[    ], which shall be the amount of Securities registered under the New Registration Statement, subject to reductions resulting from subsequent offers and sales of Securities as described in Section 1 of the Distribution Agreement.

Very truly yours,

CREDIT SUISSE FIRST BOSTON (USA), INC.

By
Name:
Title:

Acknowledged and confirmed as of the date set forth above.

CREDIT SUISSE FIRST BOSTON LLC

By
Name:
Title:

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